SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2021

ARTISAN ACQUISITION CORP.
 (Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization) 71 Fort Street, PO Box 500 Grand Cayman Cayman Islands, KY1-1106	001-40411 (Commission File Number)	98-1580830 (I.R.S. Employer Identification No.)
(Address of principal executive offices)		(Zip Code)

+852 2523 1056
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ARTAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ARTA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ARTAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On September 15, 2021, (i) Artisan Acquisition Corp., a Cayman Islands exempted company (“Artisan”), (ii) Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), (iii) AAC Merger Limited, a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“Merger Sub 1”), (iv) PGL Merger Limited, a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“Merger Sub 2,” and together with Merger Sub 1 the “Merger Subs”) and (v) Prenetics Group Limited, a Cayman Islands exempted company (“Prenetics”) entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “BCA”).

The BCA and the transaction contemplated thereby were unanimously approved by the board of directors of each of Artisan and Prenetics.

Business Combination Agreement

The BCA provides for, among other things, the following transactions: (i) Artisan will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity in the merger, and, after giving effect to such merger, continuing as a wholly owned subsidiary of PubCo (the “Initial Merger”), and (ii) following the Initial Merger, Merger Sub 2 will merge with and into Prenetics, with Prenetics being the surviving entity in the merger, and, after giving effect to such merger, continuing as a wholly owned subsidiary of PubCo (the “Acquisition Merger”). The Initial Merger, the Acquisition Merger and the other transactions contemplated by the BCA are hereinafter referred to as the “Business Combination.”

The Business Combination

Subject to, and in accordance with, the terms and conditions of the BCA, in connection with the Initial Merger, (i) every issued and outstanding Class A and Class B ordinary share of Artisan will automatically be cancelled in exchange for one PubCo Class A ordinary share and (ii) each issued and outstanding warrant of Artisan will cease to exist and be assumed by PubCo and converted automatically into a warrant to purchase one PubCo Class A ordinary share on substantially the same terms (the “Warrants”).

Subject to, and in accordance with, the terms and conditions of the BCA, in connection with the Acquisition Merger, (i) (a) each issued and outstanding ordinary share and preferred share in Prenetics (other than any shares of Prenetics held by Mr. Danny Yeung) immediately prior to the effective time of the Acquisition Merger will automatically be cancelled in exchange for such number of PubCo Class A ordinary shares that is equal to the Exchange Ratio (as described below and more fully defined in the BCA) and (b) each issued and outstanding ordinary share and preferred share in Prenetics held by Mr. Danny Yeung immediately prior to the effective time of the Acquisition Merger will automatically be cancelled in exchange for such number of PubCo Class B ordinary shares that is equal to the Exchange Ratio; and (ii) (a) each Prenetics restricted share unit (other than any Prenetics restricted share unit held by Mr. Danny Yeung) outstanding immediately prior to the effective time of the Acquisition Merger will automatically be assumed by PubCo and converted into an award of PubCo restricted share units representing the right to receive PubCo Class A Ordinary Shares under the Incentive Equity Plan (as defined below) equal to the product of (x) the number of Prenetics ordinary shares subject to such Prenetics restricted share unit and (y) the Exchange Ratio and (b) each Prenetics restricted share unit held by Mr. Danny Yeung outstanding immediately prior to the effective time of the Acquisition Merger will automatically be assumed by PubCo and converted into an award of PubCo restricted share units representing the right to receive PubCo Class B Ordinary Shares under the Incentive Equity Plan equal to the product of (x) the number of Prenetics ordinary shares subject to such Prenetics restricted share unit and (y) the Exchange Ratio.

The “Exchange Ratio” is a number determined by dividing the Price per Share (as described below and more fully defined in the BCA) by $10. “Price per Share” is defined in the BCA as the amount equal to $1,150,000,000 divided by such amount equal to (a) the aggregate number of Prenetics shares (i) that are issued and outstanding immediately prior to the effective time of Acquisition Merger and (ii) that are issuable upon the exercise of all Prenetics restricted share units, options, warrants, convertible notes and other equity securities of Prenetics that are issued and outstanding immediately prior to the effective time of Acquisition Merger minus (b) the Prenetics shares held by Prenetics or any of its subsidiaries (if applicable) as treasury shares.

Holders of PubCo Class A ordinary shares will be entitled to one vote per share and holders of the PubCo Class B ordinary shares will be entitled to 20 votes per share. Each PubCo Class B ordinary share (x) is convertible into one PubCo Class A ordinary share at any time by the holder thereof, and (y) will automatically convert into one PubCo Class A ordinary share upon, among others and subject to certain limitations, the sale, transfer or other disposal by the holder thereof to any third party that is not a permitted transferee of such holder, in each case of the foregoing (x) and (y), subject to the terms and conditions of the amended and restated memorandum and articles of association of PubCo to be adopted and become effective immediately prior to the effective time of the Initial Merger (a form of which is attached to the BCA as an exhibit).

Representations and Warranties

The BCA contains representations and warranties of the parties thereto that are customary for transactions of this nature, including with respect to, among other things: (i) organization, good standing and qualification; (ii) authorization; (iii) capitalization; (iv) consents; no conflicts; (v) financial statements; (vi) absence of certain changes; (vii) litigation; (viii) taxes; (ix) data protection; (x) compliance with laws (including with respect to permits and filings); (xi) material contracts; (xii) intellectual property; (xiii) labor and employee matters and (xiv) proxy/registration statement. The representations and warranties of the respective parties to the BCA will not survive the closing of the transaction.

Covenants

The BCA includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions to consummation of the Business Combination. The BCA contains additional covenants of the parties, including, among others: (i) covenants providing that the parties cooperate with respect to the proxy statement to be filed in connection with the Business Combination, (ii) covenants providing that the parties shall take further actions as may be necessary, proper or advisable to consummate and make effective the Business Combination, (iii) a covenant of Artisan to convene a meeting of Artisan’s shareholders and to solicit proxies from its shareholders in favor of the approval of the Business Combination and other related shareholder proposals, (iv) a covenant of Prenetics to convene a meeting of Prenetics’ shareholders and to seek approval from its shareholders to approve the Acquisition Merger, (v) the composition of PubCo’s board of directors following the effective time of the Acquisition Merger, and (vi) covenants providing that the parties will not solicit, initiate, encourage or continue discussions with any third party with respect to any transaction other than the Business Combination.

Conditions to the Consummation of the Transaction

Consummation of the transactions contemplated by the BCA is subject to customary closing conditions, including approval by the shareholders of Artisan and Prenetics. The BCA also contains other conditions, including, among others: (i) the accuracy of representations and warranties to various standards, from no materiality qualifier to a material adverse effect qualifier, (ii) the bringdown to closing of a representation that no material adverse effect has occurred (both for Artisan and Prenetics); (iii) material compliance with pre-closing covenants, (iv) the delivery of customary closing certificates, (v) the absence of a legal prohibition on consummating the transactions, (vi) PubCo’s listing application with Nasdaq being approved, (vii) Artisan having at least US$5,000,001 of net tangible assets remaining after redemption; and (viii) the cash proceeds from the trust account established for the purpose of holding the net proceeds of Artisan’s initial public offering, plus cash proceeds from the PIPE Investments (as defined below), plus cash proceeds under the Forward Purchase Agreements (as amended by the Deeds of Novation and Amendment), plus any amount raised pursuant to permitted equity financings prior to closing of the Acquisition Merger, minus the aggregate amount payable to SPAC shareholders exercising their redemption rights, in the aggregate equaling no less than $200,000,000.

Incentive Equity Plan and Employee Share Purchase Program

The BCA provides that, prior to the closing of the Acquisition Merger, PubCo shall approve and adopt an incentive equity plan (the "Incentive Equity Plan"), pursuant to which PubCo may grant share options, restricted shares, restricted share units, share appreciation rights, or other types of awards to employees, consultants and directors of PubCo or its subsidiaries. The Incentive Equity Plan will provide for (i) an initial number of PubCo’s ordinary shares reserved for issuance thereunder equal to 10% of PubCo’s fully-diluted outstanding share capital immediately after the closing of the Acquisition Merger (inclusive of the award pool under Prenetics’ prior incentive plan that remains authorized but unissued immediately prior to the closing of the Acquisition Merger) and (ii) an automatic annual increase to such share reserve beginning on the first day of each calendar year beginning in the year immediately following the closing of the transactions contemplated under the BCA and during the term of such Incentive Equity Plan, equal to the lesser of (A) 3% of the total number of PubCo ordinary shares issued and outstanding on an as-converted fully-diluted basis on the last day of the immediately preceding fiscal year and (B) such number of ordinary shares determined by the board.

Pursuant to the BCA, PubCo shall also approve and adopt an employee share purchase program (the "Employee Share Purchase Program") prior to the closing of the Acquisition Merger which will provide for (i) an initial number of PubCo’s ordinary shares reserved for issuance thereunder equal to 2% of PubCo’s fully-diluted outstanding share capital immediately after the closing of the Acquisition Merger and (ii) an automatic annual increase to such share reserve beginning on the first day of each calendar year during the term of such Employee Share Purchase Program equal to the lesser of (A) 1% of the total number of PubCo ordinary shares issued and outstanding on an as-converted fully-diluted basis on the last day of the immediately preceding fiscal year and (B) such number of ordinary shares determined by the board.

Termination

The BCA may be terminated under customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to: (i) by mutual written consent of Artisan and Prenetics, (ii) by either Artisan or Prenetics if the Business Combination is not consummated by the 270th day after the date of the BCA and the delay in closing beyond such date is not due to the breach of the BCA by the party seeking to terminate, (iii) by either Artisan or Prenetics if there is a final and nonappealable order prohibiting the Business Combination, (iv) by Artisan if the representations and warranties of Prenetics are not true and correct at the standards specified in the BCA or if Prenetics fails to perform any covenant or agreement set forth in the BCA such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (v) by Prenetics if the representations and warranties of Artisan are not true and correct at the standards specified in the BCA or if Artisan fails to perform any covenant or agreement set forth in the BCA such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (vi) by Artisan if the Business Combination and other related proposals are not approved by Prenetics’ shareholders at the duly convened meeting of Prenetics’ shareholders, and (vii) by Prenetics if the Business Combination and other related proposals are not approved by Artisan’s shareholders at the duly convened meeting of Artisan’s shareholders.

The foregoing description of the BCA and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the BCA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The BCA contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the BCA. The BCA has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the BCA. In particular, the representations, warranties, covenants and agreements contained in the BCA, which were made only for purposes of the BCA and as of specific dates, were solely for the benefit of the parties to the BCA, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the BCA instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the BCA. In addition, the representations, warranties, covenants and agreements and other terms of the BCA may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the BCA, which subsequent information may or may not be fully reflected in Artisan’s public disclosures.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

PIPE Subscription Agreements

Concurrently with the execution of the BCA, certain investors (the “PIPE Investors”) entered into share subscription agreements (each, a “PIPE Subscription Agreement”), pursuant to which the PIPE Investors agreed to subscribe for and purchase PubCo Class A ordinary shares at $10.00 per share for an aggregate purchase price of $60,000,000 (the “PIPE Investment”). Pursuant the PIPE Subscription Agreements, the obligations of the parties to consummate the PIPE Investment are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) all conditions precedent under the BCA having been satisfied or waived (other than those to be satisfied at the closing of the Business Combination), (ii) the accuracy of representations and warranties in all material respects and (iii) material compliance with covenants.

The form of PIPE Subscription Agreements is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description of the form of PIPE Subscription Agreements is qualified in its entirety by reference thereto.

Deeds of Novation and Amendment to Forward Purchase Agreement

Prior to the initial public offering of Artisan, Artisan entered into forward purchase agreements (each a “Forward Purchase Agreement”), pursuant to which the anchor investors (each an “Anchor Investor”) agreed to purchase an aggregate of 6,000,000 Class A ordinary shares of Artisan plus 1,500,000 redeemable warrants of Artisan, for a purchase price of $10.00 per Class A ordinary share of Artisan, as applicable, or $60,000,000 in the aggregate, in a private placement to close immediately prior to the closing of the initial business combination of Artisan. Concurrently with the execution of the BCA, the Anchor Investors entered into deeds of novation and amendment (each a “Deed of Novation and Amendment”), pursuant to which the Anchor Investors have agreed to replace their Copies commitments to purchase the Class A ordinary shares and warrants of Artisan under the Forward Purchase Agreements with the commitment to purchase an aggregate of 6,000,000 PubCo Class A ordinary shares plus 1,500,000 redeemable PubCo warrants, for a purchase price of $10.00 per PubCo Class A ordinary share, as applicable, or $60,000,000 in the aggregate, in a private placement to close immediately prior to the closing of the Acquisition Merger.

Copies of the Deeds of Novation and Amendment are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and the foregoing description of the form of Deeds of Novation and Amendment is qualified in its entirety by reference thereto.

Sponsor Support Agreement

Concurrently with the execution of the BCA, Artisan LLC, a Cayman Islands limited liability company (the “Sponsor”), Artisan, PubCo and certain directors and officers of Artisan listed thereto entered into a Sponsor support agreement and deed (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote all Artisan shares held by Sponsor in favor of the transactions contemplated by the BCA and the other transaction documents and the related transaction proposals, (ii) vote against any proposals that would or would be reasonably likely to in any material respect impede the transactions contemplated by the BCA or any related transaction proposal, (iii) not transfer any share of Artisan until termination of the Sponsor Support Agreement, (iv) waive or not otherwise perfect any anti-dilution or similar protection with respect to any Class B ordinary shares of Artisan, (v) not elect to have any share of Artisan redeemed in connection with the Business Combination, and (vi) release Artisan, PubCo, Prenetics, and their respective subsidiaries from and against any and all actions, obligations, agreements, debts and liabilities whatsoever, whether known or unknown, both at law and in equity, which Artisan or any of its affiliates now has, has ever had or may hereafter have against Artisan, PubCo, Prenetics, and their respective subsidiaries arising on or prior to the closing or on account of or arising out of any matter occurring on or prior to the closing, except for claims with respect to the BCA, the ancillary documents to the BCA, and certain rights to indemnification or fee reimbursement. Each of the Sponsor and the independent directors of Artisan has also agreed, within certain periods of time from the closing of the Business Combination and subject to certain exceptions, not to sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in any of the PubCo Class A ordinary shares and PubCo Warrants (as applicable) acquired in connection with the Initial Merger and PubCo Class A ordinary shares received upon the exercise of any PubCo warrants (as applicable).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Registration Rights Agreement

Concurrently with the execution of the BCA, Artisan, PubCo, the Sponsor and certain securityholders of Prenetics (the “Prenetics Holders”) entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, PubCo agreed to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”) and the Sponsor and the Prenetics Holders have been granted customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Shareholder Support Agreements

Concurrently with the execution of the BCA, Artisan, PubCo, Prenetics and certain shareholders of Prenetics entered into shareholder support agreements and deeds (the “Shareholder Support Agreements”), pursuant to which each such shareholder of Prenetics has agreed to, among other things, (i) vote all Prenetics shares held by such shareholder in favor of the transactions contemplated by the BCA and the other transaction documents, (ii) vote against any proposals that would or would be reasonably likely to in any material respect impede the transactions contemplated by the BCA, (iii) not transfer any share of Prenetics until termination of the Shareholder Support Agreement, and (iv) within certain periods of time from the closing of the Business Combination and subject to certain exceptions, not sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in any of the shares of PubCo issued in connection with the Acquisition Merger or upon settlement of the restricted share units of PubCo.

The foregoing description of the Shareholder Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholder Support Agreements, the form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

Concurrently with the execution of the BCA, Artisan, PubCo and Continental Stock Transfer & Trust Company (“Continental”) entered into an amendment (the “Assignment, Assumption and Amendment Agreement”) to that certain warrant agreement, dated May 13, 2021, by and between Artisan and Continental (the “Existing Warrant Agreement”), to be effective upon closing pursuant to which, among other things, Artisan will agree to assign all of its right, title and interest in the Existing Warrant Agreement to PubCo.

The foregoing description of the Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Assignment, Assumption and Amendment Agreement, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The PubCo Class A Ordinary Shares to be offered and sold in connection with the PIPE Subscription Agreements, the Forward Purchase Agreements (and, in the case of the Forward Purchase Agreements only, the PubCo warrants), and in connection with any permitted equity financing between the date hereof and the closing of the Acquisition Merger, have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On September 15, 2021, Artisan issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is an investor presentation that Artisan has prepared for use in connection with the Business Combination, dated September 15, 2021.

Furnished as Exhibit 99.3 and incorporated into this Item 7.01 by reference is a transcript of the related video presentation, dated September 15, 2021.

Furnished as Exhibit 99.4 and incorporated by reference into this Item 7.01 are unaudited consolidated financial statements of Prenetics Limited (an indirect wholly owned subsidiary of Prenetics) for the year ended December 31, 2020 and unaudited interim financial report of Prenetics Limited for the three months ended March 31, 2021.

The foregoing (including Exhibits 99.1, 99.2, 99.3 and 99.4) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of Artisan under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Artisan and Prenetics, and also contains certain financial forecasts and projections.

All statements other than statements of historical fact contained in this Current Report, including, but not limited to, statements as to future results of operations and financial position, Prenetics’ plans for new product development and geographic expansion, objectives of management for future operations of Prenetics, projections of market opportunity and revenue growth, competitive position, technological and market trends, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of PubCo following the consummation of the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms of the proposed transaction, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. These statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Artisan and Prenetics, which involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this Current Report, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Although each of Artisan, Prenetics and PubCo believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, each of Artisan, Prenetics and PubCo caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed transaction, which is expected to be filed by PubCo with the SEC and other documents filed by Artisan or PubCo from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements in this Current Report include statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither Artisan, Prenetics nor PubCo can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including the ability to complete the business combination due to the failure to obtain approval from Artisan’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by Artisan’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form F-4 to be filed by PubCo with the SEC and those included under the heading “Risk Factors” in the final prospectus of Artisan dated May 13, 2021 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Artisan, Prenetics, PubCo, their respective directors, officers or employees or any other person that Artisan, Prenetics or PubCo will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of Artisan, Prenetics and PubCo as of the date of this Current Report. Subsequent events and developments may cause those views to change. However, while Artisan, Prenetics and PubCo may update these forward-looking statements in the future, Artisan, Prenetics and PubCo specifically disclaim any obligation to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Artisan, Prenetics or PubCo as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, PubCo will file a registration statement on Form F-4 with the SEC that will include a prospectus with respect to PubCo’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of Artisan to vote on the proposed transaction. Shareholders of Artisan and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Artisan, Prenetics and PubCo and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Artisan as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Artisan will also be able to obtain a copy of the F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Artisan Acquisition Corp., Room 1111, New World Tower 1, 18 Queen's Road, Central, Hong Kong. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Artisan, Prenetics and PubCo and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of Artisan and their ownership is set forth in Artisan’s filings with the SEC, including its final prospectus of dated May 13, 2021 and subsequent filings on Form 10-Q and Form 3. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Artisan’s shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to Artisan Acquisition Corp., Room 1111, New World Tower 1, 18 Queen's Road, Central, Hong Kong.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Artisan, Prenetics or PubCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of September 15, 2021, by and among Artisan Acquisition Corp., Prenetics Global Limited, Prenetics Group Limited, AAC Merger Limited, and PGL Merger Limited
10.1	Form of PIPE Subscription Agreements
10.2	Deed of Novation and Amendment, dated as of September 15, 2021, by and among Artisan Acquisition Corp., Prenetics Global Limited, Artisan LLC and Aspex Master Fund
10.3	Deed of Novation and Amendment, dated as of September 15, 2021, by and among Artisan Acquisition Corp., Prenetics Global Limited, Artisan LLC and Pacific Alliance Asia Opportunity Fund L.P.
10.4*	Sponsor Support Agreement and Deed, dated as of September 15, 2021, by and among Prenetics Global Limited, Prenetics Group Limited, Artisan Acquisition Corp., Artisan LLC, Mr. Cheng Yin Pan, Mr. William Keller, Mr. Mitch Garber, Mr. Fan (Frank) Yu and Mr. Sean O’Neill
10.5	Registration Rights Agreement, dated as of September 15, 2021, by and among Prenetics Global Limited, Artisan Acquisition Corp., Artisan LLC, Mr. Danny Sheng Wu Yeung, Mr. Avrom Boris Lasarow and Mr. Lawrence Chi Hung Tzang
10.6*	Form of Shareholder Support Agreements
10.7	Assignment, Assumption and Amendment Agreement, dated as of September 15, 2021, by and among Prenetics Global Limited, Artisan Acquisition Corp. and Continental Stock Transfer & Trust Company
99.1	Press Release issued by Artisan Acquisition Corp. and Prenetics Group Limited on September 15, 2021
99.2	Investor Presentation of Artisan Acquisition Corp. and Prenetics Group Limited dated September 15, 2021.
99.3	Transcript of the Investor Presentation dated September 15, 2021
99.4	Unaudited consolidated financial statements of Prenetics Limited for the year ended December 31, 2020 and unaudited interim financial report of Prenetics Limited for the three months ended March 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Artisan hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Artisan may request confidential treatment for any such schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2021	ARTISAN ACQUISITION CORP.

	By:	/s/CHENG YIN PAN (BEN)
Name: Cheng Yin Pan (Ben)
Title: Chief Executive Officer